Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

MED-TECH SOLUTIONS, INC.

FORM 10-KSB FOR THE YEAR ENDED OCTOBER 31, 2006

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark A. McLeary, Chief Executive Officer of Med-Tech Solutions, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB of the Company for the year ended October 31, 2006, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2007	By:	/s/ Mark A. McLeary
Mark A. McLeary
Chief Executive Officer